COLUMBIA FUNDS SERIES TRUST

Supplement dated January 19, 2010 to the following Prospectuses

Columbia Global Value Fund

Columbia International Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Overseas Value Fund

Supplement to the Prospectuses dated July 1, 2009, as supplemented

Columbia Masters International Equity Portfolio

Supplement to the Prospectuses dated August 1, 2009, as supplemented

Columbia Multi-Advisor International Equity Fund

Supplement to the Prospectuses dated September 11, 2009, as supplemented

(Each a “Fund” and together the “Funds”)

Effective for redemption or exchange orders accepted on or after March 1, 2010, the Funds will no longer assess a 2.00% redemption fee on the proceeds from Fund shares that are redeemed (either by sale or exchange into another Columbia Fund) within 60 days of their purchase. Accordingly, effective March 1, 2010, the Prospectuses for the Funds identified above are modified as follows:

1.	The line item captioned Redemption fee, as a % of total redemption proceeds (along with its corresponding footnote) in the Shareholder Fees table within the section entitled Fees and Expenses is deleted in its entirety.

2.	The section entitled Choosing a Share Class – Redemption Fee is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

INT-47/30516-0110